Exhibit 99.(a)(1)(B)

Letter of Transmittal

CELL GENESYS, INC.

Offer to Exchange

Each $1,000 Principal Amount of Outstanding

3.125% Convertible Senior Notes due November 1, 2011 (the “Existing Notes”)

CUSIP Nos. 150921AA2 and 150921AB0

for

Shares of Common Stock Plus

a Cash Payment Plus

Accrued and Unpaid Interest on the Existing Notes Plus

3.125% Convertible Senior Notes due May 1, 2013 (the “New Notes”)

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON MONDAY, JUNE 22, 2009 (THE “EXPIRATION DATE”) UNLESS EXTENDED.

The Exchange Agent is: U.S. Bank National Association

By Overnight Courier or Mail:	By Registered or Certified Mail:	By Hand:

U.S. Bank National Association 60 Livingston Avenue St. Paul, MN 55107	U.S. Bank National Association 60 Livingston Avenue St. Paul, MN 55107	U.S. Bank National Association 60 Livingston Avenue 1st Floor Bond Drop Window St. Paul, MN 55107

ATTN: Specialized Finance (if by mail, registered or certified recommended)	ATTN: Specialized Finance	ATTN: Corporate Trust Services—Specialized Finance

By Facsimile:	To Confirm by Telephone:

(657) 495-8158 ATTN: Bondholder Communications	(800) 934-6802 ATTN: Bondholder Communications

For Information: (800) 934-6802

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

The undersigned acknowledges receipt of the Offer to Exchange dated May 22, 2009 (as the same may be amended and supplemented from time to time, the “Offer to Exchange”) of Cell Genesys, Inc., a Delaware corporation (the “Company”), and this Letter of Transmittal (as the same may be amended and supplemented from time to time, the “Letter of Transmittal”), which together describe the Company’s offer (the “Exchange Offer”) to exchange for each $1,000 principal amount of the Company’s outstanding 3.125% Convertible Senior Notes due November 1, 2011 (the “Existing Notes”): (i) 205.8824 shares (the “Shares”) of the Company’s common stock, par value $0.001 per share (“common stock”), plus (ii) a cash payment of $500.00 plus accrued and unpaid interest on such $1,000 principal amount of Existing Notes to, but excluding, the settlement date of the Exchange Offer, plus (iii) $310.00 principal amount of the Company’s 3.125% Convertible Senior Notes due May 1, 2013 (the “New Notes,” and together with consideration referenced in clauses (i) and (ii), the “Exchange Consideration”), upon the terms and subject to the conditions set forth in the Offer to Exchange and related offer materials, as amended and supplemented from time to time.

Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Offer to Exchange.

The Exchange Consideration will be in full satisfaction of the principal amount of, and any accrued and unpaid interest to, but excluding the settlement date of the Exchange Offer on, the Existing Notes so tendered and accepted. The Company will not issue fractional shares of common stock in the Exchange Offer. Instead, the Company will pay you an amount of cash equal to any such fraction multiplied by the closing sale price of the Company’s common stock on the trading day immediately preceding the settlement date of the Exchange Offer, rounded down to the nearest whole cent. In addition, the New Notes will be issued only in registered form in denominations of $1,000 and any integral multiple of $1,000 above that amount. The Company will not issue New Notes in a denomination that is not an integral multiple of $1,000. To the extent you would otherwise be entitled to receive a principal amount of New Notes that is not an integral multiple of $1,000, the principal amount of New Notes that you will actually receive will be rounded down to nearest $1,000 and you will receive a cash payment equal to the difference between the rounded and unrounded principal amounts, rounded down to nearest whole cent, in lieu of such difference. The Exchange Consideration will be subject to any required withholding of taxes, and no interest will be paid thereon.

The Exchange Offer is being extended to all holders of the Existing Notes. Holders of the Existing Notes are urged to read the Offer to Exchange.

If you desire to participate in the Exchange Offer, (1) a properly completed and validly executed copy of this Letter of Transmittal, together with any signature guarantees and any other documents required by the instructions hereto, must be received by U.S. Bank National Association (the “Exchange Agent”) at the address set forth above on or before the Expiration Date or (2) your Existing Notes must be transferred by book-entry transfer to an account maintained by the Exchange Agent at the Depository Trust Company (the “Book-Entry Transfer Facility”), pursuant to the procedures set forth in the Offer to Exchange under the caption “The Exchange Offer—Procedures for Tendering Existing Notes—Book Entry Transfer” on or before the Expiration Date. Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Exchange Agent. If you hold your Existing Notes in definitive form, you will need to send your Existing Notes to the Exchange Agent so that they are received prior to 5:00 p.m., New York City time, on the Expiration Date unless you comply with the guaranteed delivery procedures described below.

Holders who desire to participate in the Exchange Offer and whose Existing Notes are not immediately available or who cannot deliver their Existing Notes and all other documents required hereby to the Exchange Agent on or prior to the Expiration Date must tender their Existing Notes according to the guaranteed delivery procedures set forth in the Offer to Exchange under the caption “The Exchange Offer—Procedures for Tendering Existing Notes—Guaranteed Delivery.”

By tendering your Existing Notes in the Exchange Offer, you also agree to release the Company, its subsidiaries, affiliates and stockholders, as well as all directors, officers, employees, attorneys, accountants, advisors, agents and representatives, whether current or former, of the Company, its subsidiaries, affiliates, and stockholders from any and all claims arising out of or in connection with your ownership or acquisition of the Existing Notes so tendered, as set forth in the Offer to Exchange under the caption “The Exchange Offer—Release of Legal Claims By Tendering Holders.”

The Existing Notes tendered may be withdrawn at any time prior to the Expiration Date. The undersigned has checked the appropriate boxes below and signed this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

{Remainder of page left blank intentionally}

PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL AND THE OFFER TO EXCHANGE CAREFULLY BEFORE CHECKING ANY BOX BELOW. YOUR BANK OR BROKER CAN ASSIST YOU IN COMPLETING THIS FORM. THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE OFFER TO EXCHANGE AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE EXCHANGE AGENT.

TENDER OF EXISTING NOTES

List below the Existing Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the certificate numbers and principal amounts should be listed on a separate signed schedule affixed hereto.

DESCRIPTION OF EXISTING NOTES
Name(s) and Addresses of Registered Holder(s) (Please fill-in)	Certificate Number(s)	Principal Amount Tendered*
CUSIP No. 150921AA2

CUSIP No. 150921AB0

Total
* Unless otherwise indicated, the holder will be deemed to have tendered the full aggregate principal amount represented by such Existing Notes. See Instruction 2.

☐
CHECK HERE IF TENDERED EXISTING NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

Name of Tendering Institution(s):

The Depository Trust Company Account Number:

Transaction Code Number:

☐	CHECK HERE IF TENDERED EXISTING NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY AND COMPLETE THE FOLLOWING:

Name of Registered Holder(s):

Name of Eligible Institution that Guaranteed Delivery:

Date of Execution of Notice of Guaranteed Delivery:

If Delivered by Book-Entry Transfer:

Account Number:

☐	CHECK HERE IF THE CERTIFICATE(S) REPRESENTING YOUR EXISTING NOTES ARE BEING TENDERED WITH THIS LETTER OF TRANSMITTAL.

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

1. Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company in respect of, the aggregate principal amount at maturity of the Existing Notes indicated above. Subject to, and effective upon, the acceptance for exchange of the Existing Notes tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Existing Notes as are being tendered hereby. The Exchange Consideration will be in full satisfaction of the principal amount of, and any accrued and unpaid interest through the consummation of the Exchange Offer on, the Existing Notes so tendered and accepted. The undersigned understands that the Company will not issue fractional shares of common stock in the exchange for the Existing Notes. Instead, the Company will pay the undersigned an amount of cash equal to any such fraction multiplied by the closing sale price of the Company’s common stock on the trading day immediately preceding the settlement date of the Exchange Offer, rounded down to the nearest whole cent. In addition, the New Notes will be issued only in registered form in denominations of $1,000 and any integral multiple of $1,000 above that amount. The Company will not issue New Notes in a denomination that is not an integral multiple of $1,000. To the extent the undersigned would otherwise be entitled to receive a principal amount of New Notes that is not an integral multiple of $1,000, the principal amount of New Notes that the undersigned will actually receive will be rounded down to nearest $1,000 and the undersigned will receive a cash payment equal to the difference between the rounded and unrounded principal amounts, rounded down to nearest whole cent, in lieu of such difference.

2. The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign, transfer and vote the Existing Notes tendered hereby and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by the Company.

3. The undersigned irrevocably constitutes and appoints the Exchange Agent the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Exchange Agent also acts as an agent of the Company) with respect to the Existing Notes, with full power of substitution and resubstitution (such power-of-attorney being deemed to be an irrevocable power coupled with an interest) to (i) present the Existing Notes and all evidences of transfer and authenticity to, or transfer ownership of, the Existing Notes, on the account books maintained by the Book-Entry Transfer Facility to, or upon the order of, the Company, and (ii) receive all benefits and otherwise exercise all rights of beneficial ownership of the Existing Notes, all in accordance with the terms of and conditions to the Exchange Offer.

4. The undersigned understands that if the undersigned tenders to the Company the Existing Notes and the Company accepts the Existing Notes for exchange, such acceptance will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions set forth in the Offer to Exchange and this Letter of Transmittal.

5. The undersigned understands that, under certain circumstances and subject to certain conditions of the Exchange Offer (set forth in the Offer to Exchange under the caption “The Exchange Offer—Conditions to the Completion of the Exchange Offer”), the Company may not be required to accept for exchange any of the Existing Notes tendered (including any Existing Notes tendered after the Expiration Date). Any Existing Notes not accepted for exchange will be returned promptly upon expiration of the offer to the undersigned at the address set forth above, unless otherwise indicated below under “Special Delivery Instructions” below.

6. The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the sale, assignment and transfer of the Existing Notes tendered hereby. All authority conferred or agreed to be conferred in this Letter of Transmittal and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in the Offer to Exchange under the caption “The Exchange Offer—Right of Withdrawal.” See Instruction 9.

7. Unless otherwise indicated in the box entitled “Special Issuance Instructions” below, please issue the shares of common stock (and, if applicable, substitute certificates representing the Existing Notes for any Existing Notes not exchanged) in the name of the undersigned or, in the case of a book-entry delivery of the Existing Notes, please credit the account indicated above maintained at the Book-Entry Transfer Facility. Similarly, unless otherwise indicated under the box entitled “Special Delivery Instructions” below, please send the new securities (and, if applicable, substitute certificates representing Existing Notes for any Existing Notes not exchanged) to the undersigned at the address shown above in the box entitled “Description of Existing Notes.”

8. THE UNDERSIGNED ACKNOWLEDGES THAT THE EXCHANGE OFFER IS SUBJECT TO THE MORE DETAILED TERMS SET FORTH IN THE OFFER TO EXCHANGE AND, IN CASE OF ANY CONFLICT BETWEEN THE TERMS OF THE OFFER TO EXCHANGE AND THIS LETTER OF TRANSMITTAL, THE TERMS OF THE OFFER TO EXCHANGE SHALL PREVAIL.

THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED “DESCRIPTION OF EXISTING NOTES” ABOVE AND SIGNING THIS LETTER OF TRANSMITTAL, WILL BE DEEMED TO HAVE TENDERED THE EXISTING NOTES AS SET FORTH IN SUCH BOX ABOVE.

SPECIAL ISSUANCE INSTRUCTIONS

(See Instructions 3 and 4)

To be completed ONLY if certificates for Existing Notes not exchanged and/or shares of common stock are to be issued in the name of someone other than the person or persons whose signature(s) appear(s) below, or if Existing Notes delivered by book-entry transfer which are not accepted for exchange are to be returned by credit to an account maintained at the Book-Entry Transfer Facility other than the account indicated above.

Issue new securities and/or New Notes to:

SPECIAL DELIVERY INSTRUCTIONS

(See Instructions 3 and 4)

To be completed ONLY if certificates for Existing Notes not exchanged are to be sent to someone other than the person or persons whose signatures(s) appear(s) below or to such person or persons at an address other than shown in the box entitled “Description of Existing Notes” above.

Mail new securities and/or New Notes to:

Name(s)*		Name(s)*
	(Please Type or Print)	(Please Type or Print)
Address:		Address:
(Zip Code)		(Zip Code)

* (Such person(s) must properly complete a

Substitute Form W-9, a Form W-8BEN, a

Form W-8ECI, or a Form W-8IMY)

☐     Credit unexchanged Existing Notes delivered

by book-entry transfer to the Book-Entry Transfer

Facility account set forth below.

(Book-Entry Transfer Facility Account Number, if Applicable)

* (Such person(s) must properly complete a Substitute Form W-9, a Form W-8BEN, a Form W-8ECI, or a Form W-8IMY)

IMPORTANT: THIS LETTER OF TRANSMITTAL OR A FACSIMILE HEREOF (TOGETHER WITH A BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS OR THE NOTICE OF GUARANTEED DELIVERY) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL

CAREFULLY BEFORE COMPLETING ANY BOX ABOVE.

PLEASE SIGN HERE

(TO BE COMPLETED BY ALL TENDERING HOLDERS)

X	, 2009
X	, 2009
X	, 2009
Signature(s) of Owner	Date

Area Code and Telephone Number

If a holder is tendering any Existing Notes, this Letter of Transmittal must be signed by the registered holder(s) as the name(s) appear(s) on the certificate(s) for the Existing Notes or by any person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title and provide proper evidence of such fiduciary’s authority to so act. See Instruction 3.

Name(s) Capacity: Address:

SIGNATURE GUARANTEE

(if required by Instruction 3)

Signature(s) Guaranteed by an Eligible Institution:

(Authorized Signature)
(Title)
(Name and Firm)

INSTRUCTIONS

1.	Delivery of this Letter of Transmittal; Guaranteed Delivery Procedures.

A holder of the Existing Notes may tender the same by (i) properly completing and signing this Letter of Transmittal or a facsimile thereof (all references in the Offer to Exchange to the Letter of Transmittal shall be deemed to include a facsimile thereof) and delivering the same, together with the certificate or certificates, if applicable, representing the Existing Notes being tendered and any required signature guarantees and any other documents required by this Letter of Transmittal, to the Exchange Agent at its address set forth above on or prior to the Expiration Date, or (ii) complying with the procedure for book-entry transfer described below, or (iii) complying with the guaranteed delivery procedures described below. The Existing Notes tendered hereby must be in denominations of principal amount of $1,000 or any integral multiple thereof.

The Exchange Agent will make a request to establish an account with respect to the Existing Notes at The Depositary Trust Company (“DTC”) for purposes of the Exchange Offer promptly after the date of the Offer to Exchange. Any financial institution that is a participant in DTC’s system may make book-entry delivery of the Existing Notes by causing DTC to transfer such Existing Notes into the Exchange Agent’s account at DTC in accordance with DTC’s Automated Tender Offer Program (“ATOP”) procedures for such transfer. However, although delivery of the Existing Notes may be effected through book-entry transfer at DTC, an Agent’s Message (as defined in the next paragraph) in connection with a book-entry transfer and any other required documents, must, in any case, be transmitted to and received by the Exchange Agent at the address specified on the cover page of this Letter of Transmittal on or prior to the Expiration Date or the guaranteed delivery procedures described below must be complied with.

A holder may tender the Existing Notes that are held through DTC by transmitting its acceptance through ATOP, for which the transaction will be eligible, and DTC will then edit and verify the acceptance and send an Agent’s Message to the Exchange Agent for its acceptance. The term “Agent’s Message” means a message transmitted by DTC to, and received by, the Exchange Agent and forming part of the book-entry confirmation, which states that DTC has received an express acknowledgement from the participant tendering the Existing Notes that such participant has received the Letter of Transmittal and agrees to be bound by the terms of the Letter of Transmittal, and that the Company may enforce such agreement against such participant. Delivery of an Agent’s Message will also constitute an acknowledgement from the tendering DTC participant that the representations and warranties set forth in this Letter of Transmittal are true and correct.

DELIVERY OF THE AGENT’S MESSAGE BY DTC WILL SATISFY THE TERMS OF THE EXCHANGE OFFER AS TO EXECUTION AND DELIVERY OF A LETTER OF TRANSMITTAL BY THE PARTICIPANT IDENTIFIED IN THE AGENT’S MESSAGE. DTC PARTICIPANTS MAY ALSO ACCEPT THE EXCHANGE OFFER BY SUBMITTING A NOTICE OF GUARANTEED DELIVERY THROUGH ATOP.

Holders of the Existing Notes whose certificates for the Existing Notes are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date, or who cannot complete the procedure for book-entry transfer on a timely basis, may tender their Existing Notes pursuant to the guaranteed delivery procedures set forth in “The Exchange Offer—Procedures for Tendering Existing Notes—Guaranteed Delivery” section of the Offer to Exchange. Pursuant to such procedures,

(i) such tender must be made through an Eligible Institution (as defined in Instruction 3 below),

(ii) prior to the Expiration Date, the Exchange Agent must receive from such Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by the Company (by facsimile transmission, mail or hand delivery or a properly transmitted Agent’s Message in lieu of Notice of Guaranteed Delivery), setting forth the name and address of the holder of the Existing Notes, the certificate number or numbers of such Existing Notes and the principal amount of the Existing Notes tendered, stating that the tender is being made thereby and guaranteeing that within three NASDAQ trading days after the date of execution of such Notice of Guaranteed Delivery or facsimile transmission by the Eligible Institution, the Letter of Transmittal (or facsimile thereof), together with the Existing Notes tendered or a book-entry confirmation and any other documents required by this Letter of Transmittal will be deposited by the Eligible Institution with the Exchange Agent, and

(iii) such properly completed and executed Letter of Transmittal (or facsimile thereof), as well as the Existing Notes tendered or a book-entry confirmation and all other documents required by this Letter of Transmittal, are received by the Exchange Agent within 3 NASDAQ trading days after the date of such execution of the Notice of Guaranteed Delivery.

THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, THE EXISTING NOTES AND ALL OTHER REQUIRED DOCUMENTS, OR BOOK-ENTRY TRANSFER AND TRANSMISSION OF AN AGENT’S MESSAGE BY A DTC PARTICIPANT, ARE AT THE ELECTION AND RISK OF THE TENDERING HOLDERS. INSTEAD OF DELIVERY BY MAIL, IT IS RECOMMENDED THAT HOLDERS USE AN OVERNIGHT OR HAND DELIVERY SERVICE. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE TIMELY DELIVERY TO THE EXCHANGE AGENT BEFORE THE EXPIRATION DATE. NO LETTER OF TRANSMITTAL OR ORIGINAL EXISTING NOTES SHOULD BE SENT TO THE

COMPANY OR DTC. HOLDERS MAY REQUEST THEIR RESPECTIVE BROKERS, DEALERS, COMMERCIAL BANKS, TRUST COMPANIES OR NOMINEES TO EFFECT THE TENDERS FOR SUCH HOLDERS. SEE “THE OFFER” SECTION OF THE OFFER TO EXCHANGE.

2.	Partial Tenders.

If less than all of the Existing Notes evidenced by a submitted certificate are to be tendered, the tendering holder(s) should fill in the aggregate principal amount at maturity of Existing Notes to be tendered in the box above entitled “Description of Existing Notes” under “Principal Amount Tendered.” All of the Existing Notes delivered to the exchange agent will be deemed to have been tendered unless otherwise indicated.

3.	Signatures on this Letter; Bond Powers and Endorsements; Guarantee of Signatures.

If this Letter of Transmittal is signed by the registered holder of the Existing Notes tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates without any change whatsoever.

If any tendered Existing Notes are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

If any tendered Existing Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of certificates.

When this Letter of Transmittal is signed by the registered holder or holders of the Existing Notes specified herein and tendered hereby, no endorsements of certificates or separate bond powers are required. If, however, the new securities are to be issued, or any unexchanged Existing Notes are to be reissued, to a person other than the current registered holder of the Existing Notes being tendered, then endorsements of any certificates transmitted herewith or separate bond powers are required. Signatures on such certificate(s) or bond powers must be guaranteed by an Eligible Institution.

If this Letter of Transmittal is signed by a person other than the registered holder or holders of any certificate(s) specified herein, such certificates must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name or names of the registered holder or holders appear(s) on the certificate(s), and signatures on such certificates(s) or bond powers must be guaranteed by an Eligible Institution.

If this Letter of Transmittal or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority to so act must be submitted with this Letter of Transmittal.

ENDORSEMENTS ON CERTIFICATES FOR EXISTING NOTES OR SIGNATURES ON BOND POWERS REQUIRED BY THIS INSTRUCTION 3 MUST BE GUARANTEED BY A FINANCIAL INSTITUTION (INCLUDING MOST BANKS, SAVINGS AND LOAN ASSOCIATIONS AND BROKERAGE HOUSES) THAT IS A PARTICIPANT IN THE SECURITIES TRANSFER AGENTS MEDALLION PROGRAM, THE NEW YORK STOCK EXCHANGE MEDALLION PROGRAM OR THE STOCK EXCHANGES MEDALLION PROGRAM (EACH AN “ELIGIBLE INSTITUTION” AND COLLECTIVELY, “ELIGIBLE INSTITUTIONS”).

SIGNATURES ON THIS LETTER OF TRANSMITTAL NEED NOT BE GUARANTEED BY AN ELIGIBLE INSTITUTION IF THE EXISTING NOTES ARE TENDERED: (I) BY A REGISTERED HOLDER OF THE EXISTING NOTES (WHICH TERM, FOR PURPOSES OF THE EXCHANGE OFFER, INCLUDES ANY PARTICIPANT IN THE BOOK-ENTRY TRANSFER FACILITY SYSTEM WHOSE NAME APPEARS ON A SECURITY POSITION LISTING AS THE HOLDER OF SUCH EXISTING NOTES) WHO HAS NOT COMPLETED THE BOX ENTITLED “SPECIAL ISSUANCE INSTRUCTIONS” OR “SPECIAL DELIVERY INSTRUCTIONS” ON THIS LETTER OF TRANSMITTAL, OR (II) FOR THE ACCOUNT OF AN ELIGIBLE INSTITUTION.

4.	Special Issuance and Delivery Instructions.

Tendering holders of the Existing Notes should indicate in the applicable box the name and address to which new securities issued pursuant to the Exchange Offer and/or substitute certificates evidencing the Existing Notes not exchanged are to be issued or sent, if different from the name or address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification number of the person named must also be indicated and such person named must properly complete a Substitute Form W-9, a Form W-8BEN, a Form W-8ECI or a Form W-8IMY. Holders tendering the Existing Notes by book-entry transfer may request that the Existing Notes not exchanged be credited to such account maintained at the Book-Entry Transfer Facility as such holder may designate hereon. If no such instructions are given, such Existing Notes not exchanged will be returned to the name and address of the person signing this Letter of Transmittal.

5.	Transfer Taxes.

The Company will pay all transfer taxes, if any, applicable to the transfer of the Existing Notes to the Company (or its order) pursuant to the Exchange Offer. If, however, new securities and/or substitute Existing Notes not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Existing Notes tendered hereby, or if tendered Existing Notes are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the transfer of the Existing Notes to the Company (or its order) pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder.

6.	Waiver of Conditions.

Subject to the following sentence, the Company reserves the absolute right to waive satisfaction of any or all conditions described in the Offer to Exchange. The Exchange Offer is conditioned upon at least 87.5% of the aggregate principal amount of the outstanding Existing Notes being validly tendered and not withdrawn on or prior to the Expiration Date.

7.	No Conditional Tenders.

No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of the Existing Notes, by execution of this Letter of Transmittal, shall waive any right to receive notice of the acceptance of their Existing Notes for exchange.

Although the Company intends to notify holders of defects or irregularities with respect to tenders of the Existing Notes, neither the Company, the Exchange Agent nor any other person shall incur any liability for failure to give any such notice.

8.	Mutilated, Lost, Stolen or Destroyed Existing Notes.

Any holder whose Existing Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

9.	Withdrawal of Tenders.

Tenders of the Existing Notes may be withdrawn at any time prior to 5:00 p.m., New York City time, on the Expiration Date. Any Existing Notes which have been tendered for exchange but are not exchanged for any reason will be returned promptly after the Expiration Date.

For a withdrawal of a tender of the Existing Notes to be effective, a written notice of withdrawal, in the form or substantially equivalent to the form enclosed, must be received by the Exchange Agent at its address set forth above prior to 5:00 p.m., New York City time, on the Expiration Date. Any such notice of withdrawal must (i) specify the name of the person having deposited the Existing Notes to be withdrawn (the “Depositor”), (ii) identify the Existing Notes to be withdrawn (including principal amount of such Existing Notes), (iii) be signed by the holder in the same manner as the original signature on this Letter of Transmittal by which such Existing Notes were tendered (including any required signature guarantees) or be accompanied by documents of transfer sufficient to have the trustee under the Indenture pursuant to which the Existing Notes were issued register the transfer of such Existing Notes into the name of the person withdrawing the tender and (iv) specify the name in which any such Existing Notes are to be registered, if different from that of the Depositor.

Any Existing Notes properly withdrawn will be deemed not to have been validly tendered for exchange for purposes of the Exchange Offer. Any Existing Notes which have been tendered for exchange but which are not exchanged for any reason will be returned to the holder thereof without cost to such holder as soon as practicable after withdrawal, rejection of tender or termination of the Exchange Offer. Properly withdrawn Existing Notes may be retendered by following the procedures described above at any time on or prior to 5:00 p.m., New York City time, on the Expiration Date.

All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered Existing Notes will be determined by the Company in its sole discretion, which determination will be final and binding. The Company reserves the absolute right to reject any and all Existing Notes not properly tendered or any Existing Notes the Company’s acceptance of which would, in the opinion of counsel for the Company, be unlawful. The Company also reserves the right to waive any defects, irregularities or conditions of tender as to particular Existing Notes. The Company’s interpretation of the terms and conditions of the Exchange Offer (including the instructions of this Letter of Transmittal) will be final and binding on all parties.

10.	Requests for Assistance or Additional Copies.

Questions relating to the procedure for tendering, as well as requests for additional copies of the Offer to Exchange, this Letter of Transmittal and other related documents may be directed to the Exchange Agent at the address and telephone number indicated above.

11.	Federal Tax Withholding

Each tendering holder is required to provide the Exchange Agent with the holder’s correct taxpayer identification number (“TIN”). In order for a tendering holder that is a United States person for federal income tax purposes (a “U.S. holder”) of the Existing Notes to avoid possible federal “backup withholding” with respect to the receipt of Exchange Consideration, such holders must (i) provide the Exchange Agent with a properly completed Substitute Form W-9 and sign such form under penalties of perjury or (ii) otherwise establish an exemption. Holders that are not “United States persons” for federal income tax purposes (“non-U.S. holders”) may be required to submit additional documentation to avoid (or reduce) withholding applicable to payments to foreign payees. These issues are discussed more fully below in “Important Tax Information.” If the new securities will be held in more than one name or are not held in the name of the actual owner, consult the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional guidance regarding which number to report.

IMPORTANT TAX INFORMATION

Each tendering holder of the Existing Notes (or prospective holder of new securities to be issued pursuant to the Special Issuance Instructions), that is a “United States person” for federal income tax purposes, should complete the attached Substitute Form W-9. Under current federal income tax law, such a holder is required to provide a correct TIN and make the required certifications on Substitute Form W-9 or otherwise establish a basis for exemption from backup withholding to prevent any backup withholding on any interest, dividend or other reportable payments received in respect of either the tendered Existing Notes or the new securities received. If such a holder is an individual, the TIN is such holder’s social security number. If the Company is not provided with the correct TIN, the holder may be subject to a $50 penalty imposed by the Internal Revenue Service (“IRS”).

A U.S. Holder must cross out item (2) under Part 3 on Substitute Form W-9 if such holder is subject to backup withholding. A U.S. holder should write “Applied For” in the box in Part 1 of the Substitute Form W-9 if the tendering U.S. holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If “Applied For” is written in this box and the Exchange Agent is not provided with a TIN, the Exchange Agent will withhold the applicable backup withholding amount from the Exchange Consideration until a TIN is provided. If the holder furnishes the Exchange Agent with a TIN within 60 days of the applicable payment date, the amounts retained during the 60-day period will be remitted to the holder. If, however, the Exchange Agent does not receive a TIN within 60 days of the applicable payment date, the withheld amount will be remitted to the IRS.

Certain holders (including, among others, all corporations) are not subject to these backup withholding and reporting requirements. Exempt holders should write “exempt” in Part 2 of Substitute Form W-9 and sign, date and return the form to the Exchange Agent. See the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for further detailed instructions and information.

A non-U.S. holder may qualify as an exempt recipient by submitting to the Company, through the Exchange Agent, the appropriate IRS Form W-8 (e.g., W-8BEN or Form W-8ECI), properly completed and signed under penalty of perjury, attesting that the holder is not a United States person. The appropriate Form W-8 will be provided by the Exchange Agent upon request and is also available on the IRS website ( http://www.irs.gov ). See the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional instructions.

Failure to provide the correct information on the proper form may subject a tendering holder (or prospective holder of new securities to be issued pursuant to the Special Issuance Instructions) to a 28% federal income tax withholding on payments made to such holder. Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld, and, if withholding results in an overpayment of taxes, a refund may be obtained from the IRS, provided the required information is timely furnished to the IRS. Holders are urged to consult their tax advisors with respect to qualification for exemption from backup withholding and the procedure for obtaining such exemption, if available.

Special Rules for Non-U.S. Holders

Even if a non-U.S. holder has provided the required certification to avoid backup withholding, the Company will withhold a 30% tax from payments of U.S. source income (for example, interest or dividends on the New Notes or new securities) made to any non-U.S. holder unless it determines that such holder is either eligible for a reduced rate of withholding pursuant to a U.S. income tax treaty or exempt from withholding because (i) the gross proceeds are effectively connected with the conduct of a trade or business within the United States or (ii) in the case of a payment of interest, the payment qualifies for the portfolio interest exemption from withholding. A non-U.S. holder who is eligible for a reduced rate of withholding pursuant to a U.S. income tax treaty (or for the benefits of the portfolio interest exemption) must certify that fact by providing a properly executed IRS Form W-8BEN or other appropriate form prior to the time payment is made. To obtain an exemption from withholding based on the grounds that the gross income is effectively connected with the conduct of a trade or business within the United States, a non-U.S. holder must furnish the Company with a properly executed IRS Form W-8ECI. These forms are available from the Exchange Agent or on the IRS website ( http://www.irs.gov ). A non-U.S. holder may be eligible to obtain from the IRS a refund of tax withheld if such holder is able to establish that no tax (or a reduced amount of tax) is due.

Non-U.S. holders are urged to consult their tax advisors regarding the application of U.S. federal income tax withholding, including eligibility for a withholding tax reduction or exemption, and the refund procedure.

IRS Circular 230 Notice

TO ENSURE COMPLIANCE WITH THE REGULATIONS IN SECTION 10.35 OF UNITED STATES TREASURY DEPARTMENT CIRCULAR 230, WE INFORM YOU THAT (A) ANY U.S. TAX ADVICE CONTAINED IN THIS COMMUNICATION (INCLUDING ANY ATTACHMENTS) IS NOT INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED, FOR THE PURPOSE OF AVOIDING PENALTIES UNDER THE INTERNAL REVENUE CODE; (B) ANY SUCH TAX ADVICE IS WRITTEN IN CONNECTION WITH THE PROMOTION OR MARKETING OF THE TRANSACTIONS OR MATTERS ADDRESSED HEREIN; AND (C) YOU SHOULD SEEK ADVICE BASED ON YOUR PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

REPRESENTATION OF AFFILIATE STATUS

The Shares and the New Notes will be issued in a transaction exempt from registration pursuant to Section 3(a)(9) of the Securities Act of 1933, as amended (the “Securities Act”). Holders who exchange the Existing Notes and are not affiliates of the Company will be able to freely trade such new securities in accordance with Rule 144 under the Securities Act without the need for registration under the Securities Act.

By tendering your Existing Notes pursuant to the Exchange Offer, you represent that you are NOT an “affiliate” of the Company (as defined in Rule 144(a) of the Securities Act).